United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2025

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

On June 2, 2025 (the "Petition Date"), iCoreConnect Inc. ("iCoreConnect") and its wholly owned subsidiary, iCore Midco Inc. ("iCore Midco" and together with iCoreConnect, collectively, the "Companies"), each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida, Orlando Division (the "Bankruptcy Court"). These cases are designated as Case Nos. 6:25-bk-03390-GER and 6:25-bk-033991-GER (collectively, the "Bankruptcy Cases"). The Companies initiated the Bankruptcy Cases to retain control over their assets and operations, optimize their organizational structure, restructure their balance sheets, and strategically position themselves for long-term success. The Companies have requested that the Bankruptcy Court jointly administer the Bankruptcy Cases to enhance procedural efficiency. Furthermore, the Companies intend to file additional first-day motions to ensure the continuity of operations, including applications to employ professionals, a motion to use cash collateral, a motion to pay prepetition wages, and a utility motion.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.03 is incorporated herein by reference. As of the Petition Date, iCoreConnect had outstanding note payables totaling $10,026,552, which were in default, inter alia, due to the Chapter 11 filing. iCoreConnect asserts that any collection and enforcement activities by the noteholders are subject to the automatic stay provisions contained in Section 362(a) of the Bankruptcy Code.

Additional Information

On March 10, 2025, iCoreConnect received a notice from PIGI Solutions, LLC ("PIGI") regarding an auction of iCoreConnect's assets. On June 2, 2025, the Companies filed the Bankruptcy Cases. iCoreConnect asserts that any collection and enforcement activities by PIGI are subject to the automatic stay provisions contained in Section 362(a) of the Bankruptcy Code.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: June 3, 2025	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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